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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                               AUGUST 3, 2004

                                CENVEO, INC.
           (Exact Name of Registrant as Specified in its Charter)

                                  COLORADO
               (State or Other Jurisdiction of Incorporation)

        1-12551                                         84-1250533
(Commission File Number)                  (IRS Employer Identification Number)

                8310 S. VALLEY HWY. #400, ENGLEWOOD, CO 80112
             (Address of principal executive offices) (Zip Code)

                                303-790-8023
            (Registrant's telephone number, including area code)

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ITEM 9.  REGULATION FD DISCLOSURE.

Please see the company's press release dated August 2, 2004 attached hereto as Exhibit 99.1.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Mail-Well, Inc.
                                                ---------------
                                                 (Registrant)


                                                By: /s/ Herbert H. Davis
                                                    ----------------------
                                                    Herbert H. Davis
                                                    Sr. Vice President and CLO
Date: August 3, 2004